Exhibit (m)(1): Calculations of Illustrations for VUL IV/VUL IV -- ES NY

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $275,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $13,494.72
                     = $275,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                      $10,951.22
+ Annual Premium*                                      $ 3,500.00
- Premium Expense Charge**                             $   122.50
- Monthly Deduction***                                 $   561.94
- Mortality & Expense Charge****                       $   126.21
+ Hypothetical Rate of Return*****                     $  (145.85)
                                                       ----------
=                                                      $   13,495    (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                 COI
-----               -------
1                   $ 46.76
2                   $ 46.77
3                   $ 46.78
4                   $ 46.80
5                   $ 46.81
6                   $ 46.82
7                   $ 46.83
8                   $ 46.85
9                   $ 46.86
10                  $ 46.87
11                  $ 46.88
12                  $ 46.90

Total               $561.94

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month               Interest
-----               --------
1                   $ (12.49)
2                   $ (12.43)
3                   $ (12.37)
4                   $ (12.31)
5                   $ (12.24)
6                   $ (12.18)
7                   $ (12.12)
8                   $ (12.06)
9                   $ (12.00)
10                  $ (11.94)
11                  $ (11.88)
12                  $ (11.82)

Total               $(145.85)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                             $13,494.72
- Year 5 Surrender Charge                       $ 2,865.50
                                                ----------
=                                               $   10,629   (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $275,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $16,249.51
                     = $275,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4               $12,785.05
+ Annual Premium*                               $ 3,500.00
- Premium Expense Charge**                      $   122.50
- Monthly Deduction***                          $   557.07
- Mortality & Expense Charge****                $   142.76
+ Hypothetical Rate of Return*****              $   786.79
                                                ----------
=                                               $   16,250   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month               COI
-----             -------
1                 $ 46.43
2                 $ 46.43
3                 $ 46.43
4                 $ 46.43
5                 $ 46.42
6                 $ 46.42
7                 $ 46.42
8                 $ 46.42
9                 $ 46.42
10                $ 46.42
11                $ 46.42
12                $ 46.41

Total             $557.07

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month            Interest
-----            --------
1                 $ 65.40
2                 $ 65.43
3                 $ 65.46
4                 $ 65.49
5                 $ 65.52
6                 $ 65.55
7                 $ 65.58
8                 $ 65.61
9                 $ 65.64
10                $ 65.67
11                $ 65.70
12                $ 65.73

Total             $786.79

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                             $16,249.51
- Year 5 Surrender Charge                       $ 2,865.50
                                                ----------
=                                               $   13,384   (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $275,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $19,483.87
                     = $275,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4               $14,853.44
+ Annual Premium*                               $ 3,500.00
- Premium Expense Charge**                      $   122.50
- Monthly Deduction***                          $   551.46
- Mortality & Expense Charge****                $   161.43
+ Hypothetical Rate of Return*****              $ 1,965.83
                                                ----------
=                                               $   19,484   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month               COI
-----             -------
1                 $ 46.06
2                 $ 46.04
3                 $ 46.02
4                 $ 46.00
5                 $ 45.98
6                 $ 45.97
7                 $ 45.95
8                 $ 45.93
9                 $ 45.91
10                $ 45.89
11                $ 45.87
12                $ 45.85

Total             $551.46

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month               Interest
-----              ---------
1                  $  158.89
2                  $  159.76
3                  $  160.64
4                  $  161.53
5                  $  162.42
6                  $  163.32
7                  $  164.23
8                  $  165.15
9                  $  166.07
10                 $  167.00
11                 $  167.94
12                 $  168.88

Total              $1,965.83

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                             $19,483.87
- Year 5 Surrender Charge                       $ 2,865.50
                                                ----------
=                                               $   16,618   (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $99,774.43
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4               $ 80,885.96
+ Annual Premium*                               $ 25,000.00
- Premium Expense Charge**                      $    875.00
- Monthly Deduction***                          $  3,233.39
- Mortality & Expense Charge****                $    929.30
+ Hypothetical Rate of Return*****              $ (1,073.85)
                                                -----------
=                                               $    99,774    (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                 COI
-----              ---------
1                  $  269.11
2                  $  269.17
3                  $  269.23

4                  $  269.29
5                  $  269.36
6                  $  269.42
7                  $  269.48
8                  $  269.54
9                  $  269.60
10                 $  269.67
11                 $  269.73
12                 $  269.79

Total              $3,233.39

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month             Interest
-----            ----------
1                $   (91.59)
2                $   (91.21)
3                $   (90.82)
4                $   (90.44)
5                $   (90.06)
6                $   (89.68)
7                $   (89.29)
8                $   (88.91)
9                $   (88.53)
10               $   (88.15)
11               $   (87.77)
12               $   (87.39)

Total            $(1,073.85)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                             $99,774.43
- Year 5 Surrender Charge                       $20,840.00
                                                ----------
=                                               $   78,934   (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $119,977.45
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4               $94,318.81
+ Annual Premium*                               $25,000.00
- Premium Expense Charge**                      $   875.00
- Monthly Deduction***                          $ 3,205.11
- Mortality & Expense Charge****                $ 1,050.46
+ Hypothetical Rate of Return*****              $ 5,789.22
                                                ----------
=                                               $  119,977   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                COI
-----             ---------
1                 $  267.19
2                 $  267.17
3                 $  267.16
4                 $  267.14
5                 $  267.12
6                 $  267.10
7                 $  267.08
8                 $  267.07
9                 $  267.05
10                $  267.03
11                $  267.01
12                $  266.99

Total             $3,205.11

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month              Interest
-----             ---------
1                 $  479.60
2                 $  480.11
3                 $  480.62
4                 $  481.13
5                 $  481.65
6                 $  482.17
7                 $  482.68
8                 $  483.20
9                 $  483.72
10                $  484.25
11                $  484.77
12                $  485.30

Total             $5,789.22

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                             $119,977.45
- Year 5 Surrender Charge                       $ 20,840.00
                                                -----------
=                                               $    99,137  (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $143,682.06
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4               $109,461.40
+ Annual Premium*                               $ 25,000.00
- Premium Expense Charge**                      $    875.00
- Monthly Deduction***                          $  3,172.63
- Mortality & Expense Charge****                $  1,187.02
+ Hypothetical Rate of Return*****              $ 14,455.32
                                                -----------
=                                               $   143,682    (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                COI
-----             ---------
1                 $  265.03
2                 $  264.92
3                 $  264.80
4                 $  264.69
5                 $  264.57
6                 $  264.45
7                 $  264.33
8                 $  264.21
9                 $  264.09
10                $  263.97
11                $  263.84
12                $  263.72

Total             $3,172.63

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month                Interest
-----               ----------
1                   $ 1,164.89
2                   $ 1,171.91
3                   $ 1,179.00
4                   $ 1,186.14

5                   $ 1,193.34
6                   $ 1,200.60
7                   $ 1,207.92
8                   $ 1,215.30
9                   $ 1,222.74
10                  $ 1,230.24
11                  $ 1,237.80
12                  $ 1,245.42

Total               $14,455.32

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                             $143,682.06
- Year 5 Surrender Charge                       $ 20,840.00
                                                -----------
=                                               $   122,842    (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $275,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $12,008.44
                     = $275,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4               $9,798.32
+ Annual Premium*                               $3,500.00
- Premium Expense Charge**                      $  122.50
- Monthly Deduction***                          $  921.48
- Mortality & Expense Charge****                $  114.08
+ Hypothetical Rate of Return*****              $ (131.83)
                                                ---------
=                                               $  12,008    (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                  COI
-----                -------
1                    $ 69.15
2                    $ 69.17
3                    $ 69.20
4                    $ 69.23
5                    $ 69.25
6                    $ 69.28
7                    $ 69.30
8                    $ 69.33
9                    $ 69.35
10                   $ 69.38
11                   $ 69.41
12                   $ 69.43

Total                $831.48

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month             Interest
-----             --------
1                 $ (11.45)
2                 $ (11.37)
3                 $ (11.28)
4                 $ (11.20)
5                 $ (11.11)
6                 $ (11.03)
7                 $ (10.94)
8                 $ (10.86)
9                 $ (10.77)
10                $ (10.69)
11                $ (10.60)
12                $ (10.52)

Total             $(131.83)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                             $12,008.44
- Year 5 Surrender Charge                       $ 2,865.50
                                                ----------
=                                               $    9,143   (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $275,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $14,538.61
                     = $275,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4               $11,492.26
+ Annual Premium*                               $ 3,500.00
- Premium Expense Charge**                      $   122.50
- Monthly Deduction***                          $   914.86
- Mortality & Expense Charge****                $   129.40
+ Hypothetical Rate of Return*****              $   713.11
                                                ----------
=                                               $   14,539   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                COI
-----              -------
1                  $ 68.70
2                  $ 68.71
3                  $ 68.71
4                  $ 68.72
5                  $ 68.73
6                  $ 68.73

7                  $ 68.74
8                  $ 68.75
9                  $ 68.76
10                 $ 68.76
11                 $ 68.77
12                 $ 68.78

Total              $824.86

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month            Interest
-----            --------
1                 $ 60.04
2                 $ 59.93
3                 $ 59.82
4                 $ 59.71
5                 $ 59.60
6                 $ 59.48
7                 $ 59.37
8                 $ 59.26
9                 $ 59.15
10                $ 59.03
11                $ 58.92
12                $ 58.81

Total             $713.11

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                             $14,538.61
- Year 5 Surrender Charge                       $ 2,865.50
                                                ----------
=                                               $   11,673   (rounded to the nearest dollar)

III. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $275,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $17,516.98
                     = $275,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4               $13,406.95
+ Annual Premium*                               $ 3,500.00
- Premium Expense Charge**                      $   122.50
- Monthly Deduction***                          $   907.25
- Mortality & Expense Charge****                $   146.70
+ Hypothetical Rate of Return*****              $ 1,786.48
                                                ----------
=                                               $   17,517   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month               COI
-----             -------
1                 $ 68.19
2                 $ 68.18
3                 $ 68.16
4                 $ 68.14
5                 $ 68.13
6                 $ 68.11
7                 $ 68.10
8                 $ 68.08
9                 $ 68.06
10                $ 68.05
11                $ 68.03
12                $ 68.01

Total             $817.25

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month              Interest
-----             ---------
1                 $  145.99
2                 $  146.50
3                 $  147.02
4                 $  147.53
5                 $  148.06
6                 $  148.58
7                 $  149.11
8                 $  149.65
9                 $  150.19
10                $  150.73
11                $  151.28
12                $  151.84

Total             $1,786.48

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                             $17,516.98
- Year 5 Surrender Charge                       $ 2,865.50
                                                ----------
=                                               $   14,651   (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $87,953.86
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4               $71,760.36
+ Annual Premium*                               $25,000.00

- Premium Expense Charge**                      $   875.00
- Monthly Deduction***                          $ 6,135.95
- Mortality & Expense Charge****                $   832.98
+ Hypothetical Rate of Return*****              $  (962.56)
                                                ----------
=                                               $   87,954   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                COI
-----             ---------
1                 $  502.86
2                 $  503.04
3                 $  503.22
4                 $  503.39
5                 $  503.57
6                 $  503.74
7                 $  503.92
8                 $  504.09
9                 $  504.27
10                $  504.44
11                $  504.62
12                $  504.79

Total             $6,045.95

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month             Interest
-----             --------
1                 $ (83.40)
2                 $ (82.82)
3                 $ (82.24)
4                 $ (81.66)
5                 $ (81.08)

6                 $ (80.50)
7                 $ (79.92)
8                 $ (79.34)
9                 $ (78.76)
10                $ (78.19)
11                $ (77.61)
12                $ (77.04)

Total             $(962.56)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                             $87,953.86
- Year 5 Surrender Charge                       $20,840.00
                                                ----------
=                                               $   67,114   (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $106,390.40
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4               $84,092.59
+ Annual Premium*                               $25,000.00
- Premium Expense Charge**                      $   875.00
- Monthly Deduction***                          $ 6,087.78
- Mortality & Expense Charge****                $   944.47
+ Hypothetical Rate of Return*****              $ 5,205.05
                                                ----------
=                                               $  106,390   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                COI
-----             ---------
1                 $  499.59
2                 $  499.63
3                 $  499.67
4                 $  499.71
5                 $  499.75
6                 $  499.79
7                 $  499.83
8                 $  499.87
9                 $  499.92
10                $  499.96
11                $  500.00
12                $  500.04

Total             $5,997.78

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month              Interest
-----             ---------
1                 $  437.13
2                 $  436.52
3                 $  435.91
4                 $  435.30
5                 $  434.69
6                 $  434.08
7                 $  433.46
8                 $  432.84
9                 $  432.22
10                $  431.59
11                $  430.97
12                $  430.34

Total             $5,205.05

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                             $106,390.40
- Year 5 Surrender Charge                       $ 20,840.00
                                                -----------
=                                               $    85,550    (rounded to the nearest dollar)

III. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $128,083.24
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4               $98,026.23
+ Annual Premium*                               $25,000.00
- Premium Expense Charge**                      $   875.00
- Monthly Deduction***                          $ 6,032.34
- Mortality & Expense Charge****                $ 1,070.37
+ Hypothetical Rate of Return*****              $13,034.73
                                                ----------
=                                               $  128,083   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month               COI
-----            ---------
1                $  495.90
2                $  495.78
3                $  495.65
4                $  495.52
5                $  495.40
6                $  495.27
7                $  495.14
8                $  495.00

9                $  494.87
10               $  494.74
11               $  494.60
12               $  494.47

Total            $5,942.34

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month             Interest
-----            ----------
1                $ 1,062.89
2                $ 1,067.02
3                $ 1,071.18
4                $ 1,075.37
5                $ 1,079.60
6                $ 1,083.87
7                $ 1,088.17
8                $ 1,092.51
9                $ 1,096.88
10               $ 1,101.29
11               $ 1,105.73
12               $ 1,110.22

Total            $13,034.73

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                             $128,083.24
- Year 5 Surrender Charge                       $ 20,840.00
                                                -----------
=                                               $   107,243    (rounded to the nearest dollar)